UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             FORM 8-K CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 18, 2006



                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-14864                  94-2778785
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 18, 2006, Linear Technology Corporation issued a press release titled "Linear Technology reports increased revenues and profits over the prior quarter," the text of which is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

      Exhibit
      Number                        Description
      ------                        -----------
       99.1              Text of press  release,  dated April 18,  2006,  titled
                         "Linear   Technology  reports  increased  revenues  and
                         profits over the prior quarter."

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LINEAR TECHNOLOGY CORPORATION
                                            (Registrant)


Date:  April 18, 2006                  By:  /s/ Paul Coghlan
                                            ------------------------
                                            Paul Coghlan
                                            Vice President, Finance and Chief
                                            Financial Officer

                                  EXHIBIT INDEX


        Exhibit
        Number                     Description
        ------                     -----------
        99.1             Text of press  release  dated  April  18,  2006  titled
                         "Linear   Technology  reports  increased  revenues  and
                         profits over the prior quarter."